[LOGO OF VESTAUR]
Vestaur
Securities,
Inc.

--------------------------------------------------------------------------------
                                     ANNUAL
                                     REPORT
                                TO SHAREHOLDERS
                               November 30, 1999

--------------------------------------------------------------------------------

BOARD OF
DIRECTORS                    OFFICERS

Glen T. Insley               Glen T. Insley
                               Chairman
Steven S. Elbaum
                             Dung Vukhac
Paul B. Fay, Jr.               President

Robert F. Gurnee             J.P. Weaver
                               Vice President
John C. Jansing
                             Karen G. Bater
Charles P. Pizzi               Vice President
                               and Secretary
Philip R. Reynolds
                             Carol Kosel
Marciarose Shestack            Treasurer

Robert E. Shultz             Brian McCarthy
                               Assistant Treasurer

ADVISOR

[LOGO OF FIRST UNION]
First Union
National Bank
                                                       Bulk Rate
VESTAUR SECURITIES, INC.                              U.S. Postage
First Capital Group/First Union                           PAID
123 South Broad Street, 2nd Floor                    Permit No. 19
Philadelphia, PA 19109                                Hudson, MA

Vestaur Securities, Inc.
Shareholder Letter

                                                    [LOGO OF VESTAUR SECURITIES]
Annual Report, period ended November 30, 1999

Dear Fellow Shareholders:

 Bond yields rose further during the second half of the Fund's fiscal year as the Federal Reserve reversed the three easing moves made in the fall of 1998, returning the target Federal Funds rate to 5.50%. Since the market had already anticipated a tightening of monetary policy, the Treasury Bond yield curve rose less than the 75 basis points increase in Federal Funds rate. The yield on the benchmark thirty-year Treasury bond rose 47 basis points, taking its yield from 5.82% to 6.29% while the yield on the two-year Treasury note increased 43 basis points, from 5.58% to 6.01%. For the fiscal year under review, Treasury coupon yields rose 120 to 150 basis points, making this period the worst market setback for bonds since calendar year 1994.

 As discussed in our semi-annual report, the key contributor to the shift in market direction has been the extraordinary strength of the domestic economy powered by consumer spending, housing activities and capital expenditures. Real Gross Domestic Product registered an annualized increase of 5.7% in the third quarter and should easily exceed 4% in the fourth quarter of 1999 based on recent retail sales and durable goods order statistics. When the final tally is in, calendar year 1999 may be the third consecutive year that real GDP grew at an annual rate of 4% or more, which would exceed the Federal Reserve's well-publicized target range of 2% to 3%.

 It is ironic that the run up in interest rates occurred in an environment of tame inflation despite exceptional economic growth that has been characterized by some as a state of "economic nirvana". While the economy no longer benefits from declining industrial commodity prices induced by the Asian Crisis and energy prices doubling from their February lows, inflation at the wholesale, finished goods and consumer levels remains quiescent. At this writing, the "core" Consumer Price Index (i.e., excluding food and energy) was up only 2.1% year to year. The "core" Producer Price Index rose only 1.8% year to year, down from 2.8% in 1998. Surprisingly strong productivity growth due to the on-going technology revolution and intensified competition abetted by the internet and globalization of markets for goods and services appear to be the key contributors to the current favorable inflation climate. Business and manufacturing productivity were up 4.7% and 3.9%, respectively, in the third quarter of 1999, raising their year-to-year increases to 3.2% and 5.7%, respectively.

 The market, nevertheless, remains worried that the current economic environment is unsustainable and productivity growth might not be high enough to offset even larger wage increases in the future, should the unemployment rate continue to decline. The threat of higher inflation and interest rates was underscored by the Federal Reserve's decision to issue a policy statement following the December Federal Open Market Committee meeting that strongly hinted at "the possible need for adjustment in the stance of policy to contain inflationary pressures" at the next meeting.

 We expect bond yields to remain highly volatile yet range-bound in the coming months. A tightening move by the Federal
Reserve at the February meeting is widely anticipated. The only uncertainties in investors' minds are the magnitude of the next hike of the target Federal Funds rate and the number of tightening moves the Federal Reserve will need to make this year to slow economic growth to what it considers sustainable. On the other hand, a surprise rally prompted by an equity market correction or perception of a slow down of economic activity cannot be ruled out. The economy currently enjoys strong forward momentum and the century date change turned out to be a non-event. Real GDP growth, however, should moderate to the 3% range over the next two quarters, reflecting the end of Y2K-related outlays by both businesses and consumers as well as the delayed impact of higher interest rates on housing and durable goods purchases.

 Our investment strategy continues to call for a neutral duration posture with emphasis on security selection to enhance yield and maximize total return. Although the risk of higher short-term interest rates remains significant in the coming months, the Federal Reserve's vigilance should keep inflation expectation in check while the prospect of a rising Federal budget surplus should provide the bond market with strong technical support in the year ahead. We remain constructive on the long term outlook of the bond market and would consider further increases in interest rates as opportunities to lock in attractive inflation-adjusted yields.

 The net assets of the Fund on November 30, 1999 were $94,268,632 or $13.88 per share compared to $99,114,796 or $14.74 per share on November 30,1998, reflecting the impact of the sharp increase in bond yields over the past year. At the December 8, 1999 Directors meeting, Vestaur Securities, Inc. declared the regular quarterly income dividend of 26 cents per share. This dividend is payable on January 14, 2000 to shareholders of record on December 31,1999.

 Your investment portfolio continues to be managed by First Capital Group, a subsidiary of First Union National Bank, with the primary objective of maintaining a high level of current income through a diversified portfolio of debt securities. We would like to take this opportunity to thank you for your continuing confidence in Vestaur Securities, Inc. We look forward to providing shareholders with excellent investment services in the new Millennium as in the past.

Sincerely,

/s/ Glen T. Insley
Glen T. Insley, CFA
Chairman of the Board
January 10, 2000

-------------------------------------------------------------------------------
                           Custodian                 Shareholder Relations
 State Street Bank and Trust Company                            EquiServe,
                            Box 9021          First Chicago Trust Division
               Boston, MA 02205-9827                         P.O. Box 2500
                                                Jersey City, NJ 07303-2500
 Transfer Agent, Dividend Disbursing                        (201) 324-0313
                   Agent & Registrar
                          EquiServe,       Common Stock listed on New York
        First Chicago Trust Division           Stock Exchange, Symbol VES.
                       P.O. BOX 2500
          Jersey City, NJ 07303-2500
-------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               November 30, 1999

 Principal
   Amount                                                               Value

 LONG TERM BONDS AND NOTES - 97.6%
            INDUSTRIAL & CONGLOMERATE - 19.4%
 $3,500,000 Air Products & Chemicals, Inc. 8.875% 8/1/2001........   $ 3,606,645
  2,000,000 Burlington Northern, Inc. 7.50% 7/15/2023.............     1,921,720
  1,800,000 Federal Express Corp. 9.65% 6/15/2012.................     2,015,856
  4,400,000 Georgia Pacific Corp. 8.125% 6/15/2023................     4,177,316
  3,000,000 Northrop Grumman Corp. 9.375% 10/15/2024..............     3,139,920
    350,000 Rohm & Haas Co. 7.85% 7/15/2029.......................       357,736
  2,000,000 Seagram Ltd. 8.35% 1/15/2022..........................     2,060,380
  1,000,000 Verio, Inc. 10.625% 11/15/2009........................     1,022,500
                                                                     -----------
                                                                      18,302,073
                                                                     -----------
            BROADCASTING & MEDIA - 17.0%
  2,000,000 Chancellor Media Corp. 8.75% 6/15/2007................     2,000,000
  2,000,000 Comcast Corp. 9.125% 10/15/2006.......................     2,064,860
  1,960,000 Comcast Corp. 10.25% 10/15/2001.......................     2,073,856
  4,000,000 Lenfest Communications, Inc. 8.375% 11/1/2005.........     4,133,240
  4,200,000 Time Warner, Inc. 9.125% 1/15/2013....................     4,705,176
  1,000,000 Viacom, Inc. 10.25% 9/15/2001.........................     1,049,700
                                                                     -----------
                                                                      16,026,832
                                                                     -----------
            U.S. GOVERNMENT AGENCIES - 11.3%
  2,700,000 FNMA 8.90% 6/12/2000..................................     2,736,693
  2,044,623 FNMA 9.00% 2/1/2025...................................     2,144,841
    975,136 FNMA 10.00% 4/1/2021..................................     1,050,972
    927,812 GNMA 8.00% 3/15/2022 - 8/15/2024......................       944,532
    815,488 GNMA 8.25% 5/15/2020..................................       839,757
  1,592,231 GNMA 8.50% 9/15/2024 - 1/15/2027......................     1,645,459
    447,769 GNMA 9.00% 12/15/2019 - 3/15/2021.....................       472,558
    286,513 GNMA 9.50% 5/15/2019 - 6/15/2020......................       304,608
    348,156 GNMA 10.00% 1/15/2019 - 4/15/2020.....................       376,557
    167,077 GNMA 10.50% 4/15/2019 - 5/15/2019.....................       182,583
                                                                     -----------
                                                                      10,698,560
                                                                     -----------
            OIL & ENERGY - 10.7%
  1,750,000 Atlantic Richfield Co. 10.875% 7/15/2005..............     2,071,528
  2,000,000 Diamond Shamrock, Inc. 8.00% 4/1/2023.................     1,879,400
  3,150,000 Occidental Petroleum Corp. 8.45% 2/15/2029............     3,318,241
  1,500,000 Pennzoil Co. 10.125% 11/15/2009.......................     1,664,130
  1,000,000 USX Marathon Group 9.375% 2/15/2012...................     1,128,880
                                                                     -----------
                                                                      10,062,179
                                                                     -----------
            TELECOMMUNICATION SERVICES & EQUIPMENT - 9.2%
  3,000,000 AT&T Corp. 8.35% 1/15/2025............................     3,019,080
  1,500,000 AT&T Corp. 8.625% 12/1/2031...........................     1,519,245
  3,000,000 Nextlink Communications, Inc. 10.75% 6/1/2009.........     3,075,000
  1,000,000 Pacific Bell 8.70% 6/15/2001..........................     1,030,080
                                                                     -----------
                                                                       8,643,405
                                                                     -----------
            UTILITIES - 7.5%
  1,143,000 Niagara Mohawk Power Corp. 8.75% 4/1/2022.............     1,164,923
  2,494,000 Niagara Mohawk Power Corp. 9.75% 11/1/2005............     2,768,589
  2,000,000 Texas Utilities Electric Co. 8.50% 8/1/2024...........     2,118,640
  1,000,000 Texas Utilities Electric Co. 8.75% 11/1/2023..........     1,064,810
                                                                     -----------
                                                                       7,116,962
                                                                     -----------


                       See Notes to Financial Statements

                               November 30, 1999

 Principal
   Amount                                                              Value

 LONG TERM BONDS AND NOTES - Continued
            FIBER OPTICS - 6.6%
 $1,900,000 Metromedia Fiber Network, Inc. 10.00% 11/15/2008.....   $ 1,919,000
  1,100,000 Metromedia Fiber Network, Inc. 10.00% 12/15/2009.....     1,123,375
  3,000,000 Williams Communications Group, Inc. 10.875%
             10/1/2009...........................................     3,135,000
                                                                    -----------
                                                                      6,177,375
                                                                    -----------
            FINANCIAL & INSURANCE - 5.6%
  1,000,000 CIGNA Corp. 8.30% 1/15/2033..........................       975,820
  1,055,000 CIGNA Corp. 8.75% 10/1/2001..........................     1,083,422
    500,000 Ford Motor Credit Co. 9.50% 4/15/2000................       506,000
  2,600,000 GMAC 9.625% 12/15/2001...............................     2,738,996
                                                                    -----------
                                                                      5,304,238
                                                                    -----------
            TRUST PREFERRED - 3.8%
  4,000,000 MBNA Capital 8.28% 12/1/2026.........................     3,547,520
                                                                    -----------
            RETAILING & WHOLESALE - 3.8%
  1,000,000 Dayton Hudson Corp. 9.25% 3/1/2006...................     1,025,080
    450,000 Dayton Hudson Corp. 10.00% 12/1/2000.................       464,171
  2,000,000 Wal-Mart Stores, Inc. 8.625% 4/1/2001................     2,053,260
                                                                    -----------
                                                                      3,542,511
                                                                    -----------
            CANADIAN BONDS - 2.7%
  2,500,000 Rogers Cablesystems Ltd. 9.625% 8/1/2002.............     2,581,250
                                                                    -----------

            RESIDENTIAL SECURITIES - 0.0%
     10,233 Residential Mortgages (first and second),
             Participation, 8.375% Average Yield, 2 Year
             Average Maturity, Acquired 12/29/1977........                9,682
                                                                    -----------
            Total Investments (Cost $94,532,606)..........    97.6%  92,012,587
            Other Assets and Liabilities (Net)............     2.4    2,256,045
                                                             -----  -----------
            Net Assets....................................   100.0% $94,268,632
                                                             =====  ===========
            SUMMARY OF ABBREVIATIONS
 FNMA       Federal National Mortgage Association
 GNMA       Government National Mortgage Association
 GMAC       General Motors Acceptance Corp.

 Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended November 30, 1999:

                                   Cost of Purchases           Proceeds from Sales
         -------------------------------------------------------------------------
         Non-U.S. Government          $39,373,448                  $39,377,788
         U.S. Government                4,151,438                    2,130,336

 As of November 30, 1999 the tax cost of securities was $94,532,606. Net unrealized losses on investments aggregated $2,520,019, of which $948,153 related to appreciated securities and $3,468,172 related to depreciated securities.

                       See Notes to Financial Statements

 STATEMENT OF ASSETS AND LIABILITIES

 November 30, 1999

ASSETS
  Identified cost of investments..................................  $94,532,606
  Net unrealized gains or losses on investments...................   (2,520,019)
                                                                    -----------
  Market value of investments.....................................   92,012,587
  Cash............................................................      125,682
  Interest receivable.............................................    2,235,918
  Prepaid expenses and other assets...............................        5,914
                                                                    -----------
    Total assets..................................................   94,380,101
                                                                    -----------
LIABILITIES
  Advisory fee payable............................................       60,532
  Accrued expenses and other liabilities..........................       50,937
                                                                    -----------
    Total liabilities.............................................      111,469
                                                                    -----------
NET ASSETS........................................................  $94,268,632
                                                                    ===========
NET ASSETS REPRESENTED BY
  Common stock, par value $0.01 per share, 10,000,000 shares
   authorized, 6,794,105 shares issued and outstanding............  $    67,941
  Capital in excess of par value..................................   97,460,998
  Undistributed net investment income.............................      201,780
  Accumulated net realized losses on investments..................     (942,068)
  Net unrealized gains or losses on investments...................   (2,520,019)
                                                                    -----------
    Total net assets..............................................  $94,268,632
                                                                    ===========
SHARES OUTSTANDING................................................    6,794,105
                                                                    -----------
NET ASSET VALUE PER SHARE.........................................  $     13.88
                                                                    -----------

                       See Notes to Financial Statements
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS

 Year Ended November 30, 1999

INVESTMENT INCOME
  Interest........................................................  $ 7,930,432
EXPENSES
  Advisory fee....................................................      681,901
  Directors' fees and expenses....................................       71,384
  Professional fees...............................................       63,398
  Printing expenses...............................................       42,758
  Custodian fee...................................................       19,782
  Other...........................................................       85,253
                                                                    -----------
    Total expenses................................................      964,476
                                                                    -----------
NET INVESTMENT INCOME.............................................    6,965,956
                                                                    -----------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
  Net realized losses on investments..............................     (899,961)
  Net change in unrealized gains or losses on investments.........   (4,907,289)
                                                                    -----------
  Net realized and unrealized losses on investments...............   (5,807,250)
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............  $ 1,158,706
                                                                    ===========

                       See Notes to Financial Statements

 STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended November 30,
                                                       ------------------------
                                                          1999         1998
                                                       -----------  -----------
OPERATIONS
 Net investment income...............................  $ 6,965,956  $ 7,050,235
 Net realized losses on investments..................     (899,961)     (43,202)
 Net change in unrealized gains or losses on
  investments........................................   (4,907,289)    (363,550)
                                                       -----------  -----------
   Net increase in net assets resulting from
    operations.......................................    1,158,706    6,643,483
                                                       -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income...............................   (7,022,889)  (6,951,195)
 Net capital gains...................................            0     (199,573)
                                                       -----------  -----------
   Total distributions to shareholders...............   (7,022,889)  (7,150,768)
                                                       -----------  -----------
CAPITAL SHARE TRANSACTIONS
 Net asset value of common shares issued under the
  Automatic Dividend Investment Plan.................    1,018,019    1,027,756
                                                       -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS..............   (4,846,164)     520,471
NET ASSETS
 Beginning of period.................................   99,114,796   98,594,325
                                                       -----------  -----------
 End of period.......................................  $94,268,632  $99,114,796
                                                       ===========  ===========
Undistributed net investment income..................  $   201,780  $   262,829
                                                       ===========  ===========

                       See Notes to Financial Statements
-------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS -         The following table includes selected data for
                                each share of common stock outstanding
                                throughout each year and other performance information derived from the financial statements and market price data.

                                         Year Ended November 30,
                           ------------------------------------------------
                            1999     1998 (d)     1997     1996      1995
                           -------   --------    -------  -------  --------
Net asset value beginning
 of period................ $ 14.74   $ 14.82     $ 14.72  $ 15.17  $  13.58
                           -------   -------     -------  -------  --------
Income from investment
 operations
Net investment income.....    1.03      1.05        1.07     1.08      1.09
Net realized and
 unrealized gains or
 losses on investments....   (0.85)    (0.06)       0.11    (0.39)     1.63
                           -------   -------     -------  -------  --------
Total from investment
 operations...............    0.18      0.99        1.18     0.69      2.72
                           -------   -------     -------  -------  --------
Less distributions from:
Net investment income.....   (1.04)    (1.04)      (1.08)   (1.09)    (1.08)
Net capital gains.........       0     (0.03)          0    (0.05)    (0.05)
                           -------   -------     -------  -------  --------
Total distributions.......   (1.04)    (1.07)      (1.08)   (1.14)    (1.13)
                           -------   -------     -------  -------  --------
Net asset value, end of
 period................... $ 13.88   $ 14.74     $ 14.82  $ 14.72  $  15.17
                           =======   =======     =======  =======  ========
Market value, end of
 period................... $ 12.75   $ 14.94     $ 14.06  $ 13.50  $ 13.625
                           =======   =======     =======  =======  ========
Total Return
 Based on net asset value
  (a).....................    1.29%     6.90%       8.50%    4.91%    20.93%
 Based on market value
  (b).....................   (8.12%)   14.19%      12.58%    7.69%    19.76%
Ratios/supplemental data
Net assets end of period
 (in thousands)........... $94,269   $99,115     $98,594  $97,907  $100,938
                           =======   =======     =======  =======  ========
Ratios to average net
 assets
 Expenses.................    1.00%     0.97% (c)    0.9%     0.9%      0.9%
 Net investment income....    7.25%     7.13%        7.4%     7.4%      7.6%
Portfolio turnover rate...      44%       43%         33%      47%       39%

(a) The net asset value total return is based on the net asset value on the first and last day of each period. Dividends and other distributions are reinvested at the ex-date net asset value. These percentages are not an indication of the performance of a shareholder's investment in the Company based on market value due to differences between the market price and the net asset value of the Company during each year.
(b) The market value total return is based on the market value on the first and last day of each period and computed on a similar basis as above, except that dividends and other distributions are reinvested at prices obtained by the Company's dividend reinvestment plan.
(c) The ratio of expenses to average net assets includes fee credits. Excluding fee credits, the ratio is the same.
(d) Effective April 28, 1998, First Union National Bank became the investment advisor. Prior to that date, CoreStates Investment Advisors was the investment advisor.

                       See Notes to Financial Statements

                           Vestaur Securities, Inc.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

 Vestaur Securities, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The primary investment objective of the Company is to seek a high level of current income for its shareholders through investment in a diversified portfolio of debt securities which management considers to be of high quality, of which some may be privately placed and some may have equity features.

 The following is a summary of significant accounting policies. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

  (a) Valuation of Securities -

U.S. Government obligations, corporate bonds, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Otherwise, securities for which valuations are not readily available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Directors.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

  (b) Repurchase Agreements -

The Company may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Company's behalf. The Company monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Company will only enter into repurchase agreements with its custodian bank, State Street Bank and Trust Company.

  (c) Security Transactions and Investment Income -

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis.

  (d) Federal Taxes -

The Company has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Company will not incur any federal income tax liability since it is expected to distribute all of its net investment company taxable income and net capital gains, if any, to its shareholders. The Company also intends to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Company's policy not to distribute such gains.

  (e) Distributions -

Distributions from net investment income are declared and paid on a quarterly basis. These dividends are recorded on the ex-dividend date. Shareholders have the option of receiving their dividends in cash or in the Company's common stock in accordance with the Company's Automatic Dividend Investment Plan. For those dividends paid in common stock, the Company attempts to repurchase enough common stock in the market to satisfy its dividend needs. If the market price of the common stock plus brokerage commission equals or exceeds the net asset value or sufficient common stock cannot be repurchased in the market, the Company will issue new shares and record the common stock at the greater of (i) the per share net asset value, or (ii) 95% of the market price per share as of the close of business on the last trading day of the month in which the dividend or other distribution is paid. Distributions from net realized capital gains, if any, are paid at least annually.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment of paydown gains and losses. Certain distributions paid during previous years have been reclassified to conform with current year presentation.

  (f) Expense Offset Arrangement -

The Company has entered into an expense offset arrangement with its custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

NOTE 2 - INVESTMENT ADVISORY AGREEMENT

 First Union National Bank, a subsidiary of First Union Corporation, serves as the investment advisor to the Company. In return for providing investment management and administrative services, the Company pays an advisory fee that is paid monthly. The advisory fee is computed at an annual rate of 0.50% of the Company's average monthly net assets plus 2.50% of the Company's investment income.

 Officers of the Company and affiliated Directors receive no compensation directly from the Company.

NOTE 3 - CAPITAL SHARE TRANSACTIONS

 The Company has authorized capital of 10,000,000 shares of common stock with a par value of $0.01 per share. For the years ended November 30, 1999 and November 30, 1998 the Company issued 71,640 and 70,027 shares of common stock respectively.

NOTE 4 - SECURITIES TRANSACTIONS

 As of November 30, 1999, the Company has a $942,068 capital loss carryforward for federal income tax purposes of which $46,223 expires in 2006 and $895,845 expires in 2007.

NOTE 5 - SUBSEQUENT DISTRIBUTION TO SHAREHOLDERS

 On December 8, 1999, the Company declared a dividend of $0.26 per share which will be payable on January 14, 2000 to shareholders of record as of December 31, 1999.

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INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors
Vestaur Securities, Inc.
Philadelphia, Pennsylvania

 We have audited the accompanying statement of assets and liabilities of Vestaur Securities, Inc. (the "Company") as of November 30, 1999, including the schedule of investments as of November 30, 1999, and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended November 30, 1999 and 1998, and the financial highlights for each of the years in the five-year period ended November 30, 1999. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
 In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Vestaur Securities, Inc. as of November 30, 1999, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
December 27, 1999
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AUTOMATIC DIVIDEND INVESTMENT PLAN

 Any registered Shareholder of Vestaur Securities, Inc. may participate in the Automatic Dividend Investment Plan (the "Plan"), with the exception of brokers and nominees of banks and other financial institutions. If you are a beneficial owner, whose shares are registered in the name of another (e.g., in a broker's "street name") and desire to participate in the Plan, you must become a registered holder by having the shares transferred to your name.
 To participate in the Plan, you must complete and forward an enrollment form to the Plan agent. This form authorizes the Plan agent to receive your dividends and other distributions from the Company in additional shares of common stock. The additional shares will be issued by the Company, if the net asset value per share is equal to or lower than the market price of the Company's common stock plus brokerage commissions or sufficient common stock cannot be purchased in the market. The newly issued shares will be valued in accordance with the Plan. If the net asset value per share is higher than the market price of the Company's common stock plus brokerage commissions, the additional shares will be purchased in the open market and the cost of the brokerage commissions will be charged against the amounts invested.
 Shares will be held by First Chicago Trust Company of New York, the Plan agent. You will receive a statement each time shares are distributed by the Company or purchased for you.
 There is no direct charge for Plan participation. The administrative costs of the Plan are paid out of the investment advisory fees received from the Company by its investment advisor, First Union National Bank.
 If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.
 You may terminate your participation in the Plan at any time by giving written notice to the Plan agent.
 For additional information on the Plan, please write First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, NJ 07303-2500 or call 1-201-324-0313.
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